FIRST AMENDMENT TO
                             SUBORDINATION AGREEMENT


      THIS FIRST AMENDMENT TO SUBORDINATION AGREEMENT ("Amendment") is entered into between CAPITAL BANK ("Lender"), AQUAGENIX, INC., a Delaware corporation, and/or AQUAGENIX LAND-WATER TECHNOLOGIES, INC., a Florida corporation (collectively, the "Company"), and THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES ("Creditor")

                                    RECITALS:

      A.    Lender,   Company  and   Creditor   are  parties  to  that   certain
Subordination Agreement dated April 18, 1997 ("Subordination Agreement").

      B. Company has requested that Lender advance the following additional credit facilities to the Company: (i) $1,000,000 Consolidated Promissory Note (which consolidates the existing $750,000 line of credit promissory note and a new $250,000 future advance promissory note); (ii) $200,000 Term Note; and (iii) $270,000 Guidance Equipment Line Promissory Note (collectively, the "Additional Facilities").

      C. The Lender would be unwilling to extend to the Company the Additional Facilities without the execution by the Creditor of this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. The foregoing recitations are true and correct and are incorporated herein by reference.

      2. The "Senior Debt" (as defined in the Subordination Agreement) is amended to include the Additional Facilities.


      3.    Except  as  modified  hereby,   the  terms  and  provisions  of  the
Subordination Agreement shall remain in full force and effect.



                                    LENDER:


                                    CAPITAL BANK


                                    By:  /s/ Tom Thuroson
                                       -----------------------------------------
                                    Name:  Tom Thuroson
                                         ---------------------------------------
                                    Title:  Business Banking Officer
                                          --------------------------------------
                                    Date:  October 3, 1997
                                         ---------------------------------------

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




                                    COMPANY:

                                    AQUAGENIX, INC., a Delaware corporation


/s/ Brenda Stewart                  By:  /s/ Helen Chia
---------------------------            -----------------------------------------
                                    Name:  Helen Chia
                                         ---------------------------------------
    Brenda Stewart                  Title:  Chief Financial Officer
---------------------------               --------------------------------------
                                    Date:  Oct 3, 1997
                                         ---------------------------------------

                                    AQUAGENIX LAND-WATER TECHNOLOGIES,
                                    INC., a Florida corporation

 /s/ Brenda Stewart                 By:  /s/ Helen Chia
---------------------------            -----------------------------------------
                                    Name:  Helen Chia
                                         ---------------------------------------
     Brenda Stewart                  Title:  Chief Financial Officer
---------------------------               --------------------------------------
                                    Date:  Oct 3, 1997
                                         ---------------------------------------

                                    CREDITOR:

                                    THE EQUITABLE LIFE ASSURANCE SOCIETY
                                    OF THE UNITED STATES


                                    By:  /s/ William Gobbo, Jr.
---------------------------            -----------------------------------------
                                    Name:  William Gobbo, Jr.
---------------------------              ---------------------------------------
                                    Title:  Investment Officer
                                          --------------------------------------
                                    Date:   October 6, 1997
                                         ---------------------------------------









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


                                  SCHEDULE 1 TO
                               FIRST AMENDMENT TO
                             SUBORDINATION AGREEMENT

      1. Loan Agreement dated as of April 10, 1997, between the Company and the Lender, as such agreement may be amended or supplemented from time to time, and promissory note issued thereunder as follows:

            Promissory Note of Aquagenix Land-Water Technologies, Inc. ("Borrower") dated as of April 10, 1997, in the principal amount of $750,000, guaranteed by Aquagenix, Inc., as increased by $250,000 Future Advance Promissory Note, which Notes were consolidated into that certain $1,000,000 Consolidated Promissory Note dated October 3, 1997.

      2. Promissory Note of Aquagenix, Inc. dated as of April 10, 1997, in the principal amount of $250,000.

      3. Guidance Equipment Line Promissory Note of Borrower dated October 3, 1997, in the original principal amount of $270,000.

      4. Term Promissory Note of Borrower dated October 3, 1997, in the original principal amount of $200,000.


























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